EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Rix, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of Big Bear Mining Corp. for the period ended March 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Big Bear Mining Corp.

Dated: August 18, 2011

/s/ Steve Rix
Steve Rix
President, Secretary, Treasurer and Director
(Principal Executive Officer)
Big Bear Mining Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Big Bear Mining Corp. and will be retained by Big Bear Mining Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Schifsky, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of Big Bear Mining Corp. for the period ended March 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Big Bear Mining Corp.

Dated: August 18, 2011

/s/ Michael Schifsky
Michael Schifsky
Chief Financial Officer and Director
(Principal Financial Officer and Principal Accounting Officer)
Big Bear Mining Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Big Bear Mining Corp. and will be retained by Big Bear Mining Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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